Supplement to the current
Prospectuses and Statements of Additional Information
for each following series of the Registrants:

Delaware Group Adviser Funds
Delaware Diversified Income Fund

Delaware Group Global & International Funds
Delaware Emerging Markets Fund
Delaware International Value Equity Fund
Delaware International Small Cap Fund

Delaware Pooled Trust
The Emerging Markets Portfolio
The Global Equity Portfolio
The Global Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The International Large-Cap Equity Portfolio
The International Small-Cap Portfolio
The Labor Select International Equity Portfolio

Delaware VIP Trust
Delaware VIP Diversified Income Series
Delaware VIP Emerging Markets Series
Delaware VIP Global Bond Series
Delaware VIP International Value Equity Series

(each a "Fund" and collectively the "Funds")

The following supplements the information about Delaware International Advisers Ltd. ("DIAL") included in the Funds' prospectuses and statement(s) of additional information.

DMH Corp., a parent company of DIAL, signed a Limited Liability Interest Purchase Agreement to sell DIAL and its direct parent companies, Delaware International Holdings Ltd. and DIAL Holding Company, Inc., to Atlantic Value Partners (No. 3) Ltd., a newly formed joint venture involving Hellman & Friedman, LLC, a private equity firm, and certain members of DIAL's management. Upon the closing, the Funds' advisory or sub-advisory agreement, as applicable, with DIAL will automatically terminate. The Funds' Boards will consider appropriate action relating to this matter at its upcoming meeting, and necessary shareholder approval will be sought.

The date of this Supplement is May 5, 2004.